Nonfinancial assets and liabilities (Details 4) - ARS ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Non-financial assets and liabilities
Defined Benefit Obligation At Beginning Of Year	$ 474,880	$ 471,152
Cost Of Interest	180,089	133,155
Cost Of Service For The Current Year	30,880	30,712
Actuarial Gains	(387)	(11,277)
Benefits Paid	(53,767)	(23,787)
Decrease Due To Gain On Net Monetary Position	(160,267)	(125,075)
Defined Benefit Obligation At Ending Of Year	$ 471,428	$ 474,880